UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2006
                                                           -------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                20-2107839
------------------------------  ------------------------  ----------------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                    Identification No.)


2 East Main Street, Georgetown, MA                                 01833
-----------------------------------                             -----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
              ------------------------------------------------------------
              Fiscal Year.
              ------------

         On July 31, 2006, the Company's Board of Directors approved an amendment to the Company's bylaws to reduce the size of the Board of Directors from sixteen members to fourteen members, effective immediately. The Company's Board of Directors also approved certain other ministerial amendments to the Company's bylaws, effective immediately. The bylaws, as amended, are included herein as Exhibit 3(ii).


Item 9.01.    Financial Statements and Exhibits.
              ---------------------------------

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable.

(d)      Exhibits.

         Exhibit No.             Description
         -----------             -----------
               3(ii)             Bylaws, as amended, of Georgetown Bancorp, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GEORGETOWN BANCORP, INC.


DATE:  August 2, 2006          By:       /s/ Robert E. Balletto
                                     ---------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer